UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06115

Exact name of registrant as specified in charter:	Aberdeen Singapore Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

Item 1 – Reports to Stockholders –

The Report to Shareholders is attached herewith.

Aberdeen Singapore Fund, Inc.

Annual Report

October 31, 2014

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund (the “Board”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four fiscal quarter-end net asset values. With each distribution, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940,

as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to stockholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2014 consisted of 42% net investment income and 58% net realized long-term gains on investments.

In January 2015, a Form 1099-DIV will be sent to stockholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2014 calendar year.

Stockholder Letter (unaudited)

Dear Stockholder,

We present this Annual Report which covers the activities of Aberdeen Singapore Fund, Inc. (formerly, The Singapore Fund, Inc.) (the “Fund”) for the fiscal year ended October 31, 2014. The Fund’s investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities. The Fund also, to a lesser degree, invests in equity securities issued by companies in ASEAN Group countries. The ASEAN Group currently is composed of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam.

Effective November 1, 2013, the name of the Fund was changed from The Singapore Fund, Inc.

Total Return Performance

For the fiscal year ended October 31, 2014 the total return to stockholders of the Fund based on the net asset value (“NAV”) of the Fund was 0.2%, assuming reinvestment of dividends and distributions, versus a return of -0.5% for the Fund’s benchmark, the MSCI Singapore Index1 on a U.S. dollar basis.

Share Price and NAV

For the fiscal year ended October 31, 2014, based on market price, the Fund’s total return was -1.5% assuming reinvestment of dividends and distributions. The Fund’s share price decreased 8.1% over the twelve months, from $13.43 on October 31, 2013 to $12.34 on October 31, 2014. The Fund’s share price on October 31, 2014 represented a discount of 11.2% to the NAV per share of $13.90 on that date, compared with a discount of 9.7% to the NAV per share of $14.87 on October 31, 2013.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In September 2014, the Board of Directors of the Fund (the “Board”) set the rolling distribution rate at 6% for the 12-month period commencing with the distribution payable in September 2014. On December 9, 2014, the Board announced that the annual percentage rate will be increased from 6% to 8% effective with the distribution to be declared in March 2015. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital.

On December 9, 2014, the Fund announced that it will pay on January 12, 2015 a distribution of US $0.21 per share to all stockholders of record as of December 31, 2014.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at discounts to NAV in excess of 12% and when in the reasonable judgement of mangement such repurchases may enhance stockholder value. During the fiscal year ended October 31, 2014 the Fund repurchased 16,622 shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings is included in the Fund’s semi-annual and annual reports to stockholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to stockholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by the following August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our stockholders, I invite you to visit the Fund on the web at www.aberdeensgf.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, and view portfolio charting and other timely data.

Please take a look at Aberdeen’s Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

1                       The MSCI Singapore Index is designed to measure the performance of the large and mid-cap segments of the Singapore market. With 32 constituents, the index covers approximately 85% of the free float-adjusted market capitilization of the Singapore equity universe. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Singapore Fund, Inc.	1

Stockholder Letter (unaudited) (concluded)

Please ensure that you are enrolled in our email services, which feature timely news from our portfolio managers around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. Please note that Aberdeen does not share our stockholders’ information with any other organizations.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Please contact Aberdeen Asset Management Inc. by:

•    Calling toll free at 1-866-839-5205 in the United States;

•    Emailing InvestorRelations@aberdeen-asset.com;

• Visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usClosed/home; or

•    Visiting www.aberdeensgf.com.

Yours sincerely,

/s/ Alan Goodson

Alan Goodson
President

2	Aberdeen Singapore Fund, Inc.

Report of the Investment Manager (unaudited)

Market review

For the 12-month period ended October 31, 2014, Singapore equities, as measured by the MSCI Singapore Index, finished with virtually flat returns in Singapore dollar terms, but fell modestly in U.S. dollar terms. On the global macroeconomic front, improved U.S. economic data contrasted with slowing growth elsewhere, causing a divergence in central bank policy. The U.S. Federal Reserve ended its quantitative easing program towards the end of the reporting period in late October 2014, while the European Central Bank (ECB) and the Bank of Japan took extraordinary steps in an effort to counter deflationary pressures. Meanwhile, geopolitical tensions between the West and Russia over Ukraine, and the spread of radical Islam in the Middle East, subdued market sentiment.

Singapore economic data were mixed, while growth moderated. The construction sector slowed in line with the weak property market attributable to government cooling measures. Manufacturing was also softer, but the financial services and insurance industries posted healthy growth. The overall inflation rate declined due to decreases in car registration costs and housing rents, but core inflation, which excludes these, rose due to the tight labor market as foreign worker restrictions remained. In a bid to counter inflationary pressures, the central bank maintained its policy of a gradual appreciation of the local currency.

Fund performance review

At the stock level, the Fund’s holding in conglomerate Jardine Matheson contributed to performance on the back of a turnaround in investor confidence in Indonesia, as pro-reform candidate Joko Widodo won the presidential election. The Jardine Group has significant exposure to a wide spectrum of the Indonesian economy through its subsidiary, Astra International. In the healthcare sector, Raffles Medical benefited Fund performance as the company posted solid growth and acquired a site next to its existing Singapore hospital for future expansion. Meanwhile, mail and logistics services provider SingPost was lifted by positive sentiment over the future of its e-commerce logistics business, amid a joint venture with China’s biggest e-commerce firm, Alibaba, which also acquired a 10.35% stake in the firm. The Fund’s lack of exposure to Genting Singapore aided performance as the leisure and hospitality company’s gaming revenues were subdued amid lower tourist arrivals.

Conversely, the underweight positions in the three local banks hindered performance for the review period, although they remain core holdings in the Fund. Overall, their results showed decent growth and asset quality. Additionally, the Fund’s real estate holdings, Bukit Sembawang and City Developments, underperformed versus the MSCI Singapore Index as the housing market continued to suffer from government curbs. Although we believe that we are unlikely to see a recovery soon, we feel that these stocks are attractively valued and are backed by robust balance sheets. In the offshore and marine sector, the continued decline in global oil prices dampened our holdings Keppel Corp. and Sembcorp Marine, due to concerns that their clients may reduce capital expenditures and hence, affect their ability to garner new orders. However, both firms continued to add to their robust order books over the review period. Straits Trading’s share price dipped over the period on investors’ profit-taking, after the company unlocked value via its sale of its stake in engineering and technology company WBL to United Engineering in the second quarter of 2013 and paid a special dividend. Furthermore, the absence of exposure to Olam International detracted from Fund performance as a unit of Singapore’s state investment company, Temasek, made an offer for the company, boosting its share price.

Outlook

The Singapore market generally is expected to benefit from quantitative easing by the Bank of Japan and the ECB, as well as the decision by Japan’s national pension fund to increase its allocation to foreign equities. On the domestic front, the financial sector remains the fastest-growing portion of the economy. In boosting Singapore as a key hub for renminbi-related financial services, China agreed to begin direct currency trading between the yuan and the Singapore dollar. We are further encouraged by the expansion of the Fund’s bank holdings into new markets in the region such as Myanmar. We have also seen other holdings tapping higher growth rates overseas in an effort to offset slowing local demand.

Aberdeen Asset Management Asia Limited

Aberdeen Singapore Fund, Inc.	3

Portfolio Composition (unaudited)

The following chart summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. An industry classification standard sector can include more than one industry. As of October 31, 2014, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS, are comprised of several industries.

As of October 31, 2014, the Fund held 99.1% of its net assets in equities, 0.2% in a short-term investment and 0.7% in other assets in excess of liabilities.

Asset Allocation as of October 31, 2014

(Sector Asset Allocations)

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of October 31, 2014:

Name of Security	Percentage of Net Assets
Oversea-Chinese Banking Corp. Ltd.	10.4%
United Overseas Bank Ltd.	8.1%
Jardine Matheson Holdings Ltd.	7.8%
Keppel Corp. Ltd.	7.7%
DBS Group Holdings Ltd.	7.0%
City Developments Ltd.	5.5%
Singapore Telecommunications Ltd.	4.4%
Singapore Technologies Engineering Ltd.	4.3%
SembCorp Marine Ltd.	3.8%
Singapore Exchange Ltd.	3.1%

4	Aberdeen Singapore Fund, Inc.

Total Investment Return (unaudited)

October 31, 2014

The following table summarizes average annual Fund performance compared to the MSCI Singapore Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2014.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	0.2%	7.6%	7.3%	9.3%
Market Value	-1.5%	6.6%	7.0%	10.0%
MSCI Singapore Index	-0.5%	6.9%	8.6%	11.1%

Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a stockholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeensgf.com or by calling 866-839-5205.

The net operating expense ratio based on fiscal year ended October 31, 2014 is 1.47%.

Aberdeen Singapore Fund, Inc.	5

Portfolio of Investments

As of October 31, 2014

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—99.1%(a)
COMMON STOCKS—99.1%
CONSUMER DISCRETIONARY—2.0%
2,035,000	FJ Benjamin Holdings Ltd.	$274,754
60,000	Jardine Cycle & Carriage Ltd.	1,865,065
		2,139,819
ENERGY—1.2%
1,930,000	KrisEnergy Ltd.(b)	1,237,967
FINANCIALS—49.2%
940,000	Ascendas Hospitality Trust(c)	515,840
710,000	Bukit Sembawang Estates Ltd.	2,935,175
808,000	CapitaLand Ltd.	1,994,884
1,203,000	CDL Hospitality Trusts	1,617,236
796,000	City Developments Ltd.	5,858,498
522,784	DBS Group Holdings Ltd.	7,520,465
3,910,000	Far East Hospitality Trust(c)	2,526,115
851,000	Hong Leong Finance Ltd.	1,723,665
1,187,500	Keppel REIT Management Ltd.	1,128,529
1,433,515	Oversea-Chinese Banking Corp. Ltd.	11,042,519
609,000	Singapore Exchange Ltd.	3,318,878
480,824	United Overseas Bank Ltd.	8,614,284
1,866,000	Wheelock Properties (Singapore) Ltd.	2,618,551
1,950,000	Yoma Strategic Holdings Ltd.(b)	1,016,828
		52,431,467
HEALTH CARE—3.5%
1,725,000	Eu Yan Sang International Ltd.(c)	1,013,758
914,390	Raffles Medical Group Ltd.	2,707,085
		3,720,843
INDUSTRIALS—34.1%
1,065,000	ComfortDelGro Corp. Ltd.	2,189,642
138,400	Jardine Matheson Holdings Ltd.	8,294,023
69,500	Jardine Strategic Holdings Ltd.	2,477,444
1,116,500	Keppel Corp. Ltd.	8,187,532
841,000	SATS Ltd.	2,029,633
1,415,000	SembCorp Marine Ltd.	4,008,736
417,000	Singapore Airlines Ltd.	3,213,666
513,000	Singapore Post Ltd.	787,388
1,566,000	Singapore Technologies Engineering Ltd.	4,572,011
258,000	United Engineers Ltd.	576,643
		36,336,718
INFORMATION TECHNOLOGY—3.0%
541,000	Venture Corp. Ltd.	3,258,660
MATERIALS—1.7%
809,990	Straits Trading Co. Ltd.	1,819,677
TELECOMMUNICATION SERVICES—4.4%
1,605,000	Singapore Telecommunications Ltd.	4,723,960
	Total Long-Term Investments—99.1% (cost $87,825,551)	105,669,111

See Notes to Financial Statements.

6	Aberdeen Singapore Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2014

Par Amount	Description	Value (US$)
SHORT-TERM INVESTMENT—0.2%
$227,000	Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 10/31/2014, due 11/03/2014 repurchase price $227,000, collateralized by U.S. Treasury Note, maturing 10/31/2021; total market value of $234,391	$227,000
	Total Short-Term Investment—0.2% (cost $227,000)	227,000
	Total Investments—99.3% (cost $88,052,551)(d)	105,896,111
	Other Assets in Excess of Liabilities—0.7%	753,514
	Net Assets—100.0%	$106,649,625

(a)         Unless otherwise noted, all securities are fair valued. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)        Non-income producing security.

(c)         Security is not fair valued. See Note 2(a) of the accompanying Notes to Financial Statements.

(d)        See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See Notes to Financial Statements.

Aberdeen Singapore Fund, Inc.	7

Statement of Assets and Liabilities
As of October 31, 2014

Assets
Investments, at value (cost $87,825,551)	$105,669,111
Repurchase agreement, at value (cost $227,000)	227,000
Foreign currency, at value (cost $609,233)	603,471
Cash	330
Receivable for investments sold	296,526
Dividends receivable	39,014
Prepaid expenses	43,951
Total assets	106,879,403
Liabilities
Investment management fees payable (Note 3)	66,713
Payable for investments purchased	48,980
Director fees payable	24,847
Administration fees payable (Note 3)	18,465
Legal fees and expenses (Note 3)	10,209
Investor relations fees payable (Note 3)	5,922
Accrued expenses	54,642
Total liabilities	229,778

Net Assets	$106,649,625
Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$ 76,735
Paid-in capital in excess of par	87,639,375
Distributions in excess of net investment income	(94,228)
Accumulated net realized gain from investments and foreign currency transactions	1,191,282
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	17,836,461
Net Assets	$106,649,625
Net asset value per share based on 7,673,523 shares issued and outstanding	$ 13.90

See Notes to Financial Statements.

8	Aberdeen Singapore Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2014

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $24,572)	$3,803,304
3,803,304

Expenses
Investment management fee (Note 3)	796,061
Administration fee (Note 3)	220,019
Directors’ fees and expenses	118,977
Independent auditors’ fees and expenses	71,995
Legal fees and expenses (Note 3)	69,013
Reports to stockholders and proxy solicitation	64,862
Investor relations fees and expenses (Note 3)	62,516
Insurance expense	61,077
Custodian’s fees and expenses	39,365
Stock exchange listing fee	27,375
Transfer agent’s fees and expenses	23,689
Miscellaneous	57,145
Total operating expenses	1,612,094

Net Investment Income	2,191,210
Net Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Related Transactions
Net realized gain/(loss) from:
Investment transactions	4,173,925
Foreign currency transactions	(19,132)
4,154,793

Net change in unrealized appreciation/(depreciation) on:
Investments	(6,905,305)
Foreign currency translations	(7,386)
(6,912,691)
Net realized and unrealized loss from investments and foreign currency related transactions	(2,757,898)
Net Decrease in Net Assets Resulting from Operations	$ (566,688)

See Notes to Financial Statements.

Aberdeen Singapore Fund, Inc.	9

Statements of Changes in Net Assets

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013

Increase/(Decrease) in Net Assets Operations:
Net investment income	$ 2,191,210	$ 2,985,881
Net realized gain from investment transactions	4,173,925	4,419,595
Net realized loss from foreign currency transactions	(19,132)	(63,196)
Net change in unrealized appreciation/(depreciation) on investments	(6,905,305)	(100,671)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	(7,386)	(1,251)
Net increase/(decrease) in net assets resulting from operations	(566,688)	7,240,358

Distributions to Stockholders from:
Net investment income	(2,884,334)	(4,597,352)
Net realized gains	(3,930,233)	(4,948,615)
Net decrease in net assets from distributions	(6,814,567)	(9,545,967)

Capital Stock Transactions:
Reinvestment of dividends resulting in the issuance of 49,734 and 123,452 shares of common stock, respectively	628,652	1,724,649
Repurchase of common stock under the open market repurchase policy (16,622 and 0, respectively)	(206,553)	–
Expenses in connection with the in-kind tender offer (Note 5)	–	(5,500)
Change in net assets from capital stock transactions	422,099	1,719,149
Change in net assets resulting from operations	(6,959,156)	(586,460)

Net Assets:
Beginning of year	113,608,781	114,195,241
End of year (including distributions in excess of net investment income of ($94,228) and ($180,989), respectively)	$106,649,625	$113,608,781

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

10	Aberdeen Singapore Fund, Inc.

Financial Highlights

	For the Year Ended October 31,
	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year	$14.87	$15.19	$13.79	$17.26	$13.85
Net investment income	0.29	0.39	0.27	0.16	0.15
Net realized and unrealized gains/(losses) on investments and foreign currencies	(0.37)	0.57	1.80	(1.75)	3.52
Total from investment operations	(0.08)	0.96	2.07	(1.59)	3.67
Distributions from:
Net investment income	(0.38)	(0.61)	(0.34)	(0.28)	(0.26)
Net realized gains	(0.51)	(0.65)	(0.30)	(1.57)	—
Total distributions	(0.89)	(1.26)	(0.64)	(1.85)	(0.26)
Dilutive effect of dividend reinvestment	—	(0.02)	—	(0.03)	—
Dilutive effect of in-kind tender offer	—	—	(0.03)	—	—
Impact of open-market repurchase policy	—	—	—	—	—
Net asset value, end of year	$13.90	$14.87	$15.19	$13.79	$17.26
Market value, end of year	$12.34	$13.43	$13.55	$12.60	$16.31

Total Investment Return Based on(b):
Market value	(1.47% )	8.37%	13.48%	(13.19% )	33.59%
Net asset value	0.24%	7.04%	16.24%	(10.22% )	27.08%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (in millions)	$106.6	$113.6	$114.2	$137.5	$163.9
Average net assets (in millions)	$110.0	$116.4	$117.8	$151.1	$142.8
Net operating expenses	1.47%	1.43%	1.65%	1.83%	1.76%
Expenses, including tax applicable to net investment income	1.49%	1.45%	1.67%	1.84%	1.79%
Net investment income	1.99%	2.57%	1.96%	1.03%	1.03%
Portfolio turnover	11%	10%	11%	76%	69%

(a)  Based on average shares outstanding.

(b)  Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Singapore Fund, Inc.	11

Notes to Financial Statements

October 31, 2014

1. Organization

Aberdeen Singapore Fund, Inc. (the “Fund”), was incorporated in Maryland on May 31, 1990 and commenced operations on July 31, 1990. Effective November 1, 2013, the name of the Fund was changed from The Singapore Fund, Inc. The Fund is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

The Fund’s investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities. The Fund also, to a lesser degree, invests in equity securities issued by companies in the Association of Southeast Asian Nations (the “ASEAN Group”) countries. As of October 31, 2014, the ASEAN Group currently includes, but is not limited to Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and records of the Fund are maintained in U.S. Dollars.

(a) Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds

(“ETF”s) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board of Directors. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own

12	Aberdeen Singapore Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Financials	$3,041,955	$49,389,512	$–	$52,431,467
Health Care	1,013,758	2,707,085	–	3,720,843
Other	–	49,516,801	–	49,516,801
Short-Term Investment	–	227,000	–	227,000
Total	$4,055,713	$101,840,398	$–	$105,896,111

Amounts listed as “-” are $0 or round to $0.

The Fund held no Level 3 securities at October 31, 2014.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the fiscal year ended October 31, 2014, the amount of $3,818,096 transferred from Level 1 to Level 2 because there was a valuation factor applied at October 31, 2014. During the period ended October 31, 2014, the amount of $3,041,955 transferred from Level 2 to Level 1 because there was not a valuation factor applied at October 31, 2014.

There were no transfers between Level 2 and Level 3. For the fiscal year ended October 31, 2014, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the

Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the portfolio of investments. The Fund held a repurchase agreement of $227,000 as of October 31, 2014. The value of the related collateral exceeded the value of the repurchase agreement at October 31, 2014.

(c) Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)        market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange at the Valuation Time; and

(ii)     purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of

Aberdeen Singapore Fund, Inc.	13

Notes to Financial Statements (continued)

October 31, 2014

realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date.

Interest income and expenses are recorded on an accrual basis.

(e) Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net investment income and net realized gains on investment transactions and net realized foreign exchange gains, if any to the extent those amounts are not otherwise distributed under the managed distribution policy. Dividends and distributions to stockholders are recorded on the ex-dividend date.

Dividends and distributions to stockholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to wash sales, foreign currency losses and investments in passive foreign investment companies.

(f) Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

3. Agreements and Transactions with Affiliates

(a) Investment Manager

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. For such services, the Fund pays AAMAL a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund’s average weekly Managed Assets and 0.66% of the Fund’s average weekly Managed Assets in excess of $50 million. For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. For the fiscal year ended October 31, 2014, AAMAL earned $796,061 from the Fund for management fees.

14	Aberdeen Singapore Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL serves as the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee, payable quarterly by the Fund, at an annual fee rate of 0.20% of the value of the Fund’s average weekly net assets. For the fiscal year ended October 31, 2014, AAMI earned $220,019 from the Fund for administration fees.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to stockholders based on publicly-available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional stockholders; responds to specific stockholder questions; and reports activities and results to the Board and management detailing insight into general stockholder sentiment.

During the fiscal year ended October 31, 2014, the Fund incurred investor relations fees of approximately $62,116. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Other Agreements:

During the fiscal year ended October 31, 2014, the Fund paid or accrued $69,013 for legal services, in connection with the Fund’s on-going operations, to a law firm in which the Fund’s Assistant Secretary is a consultant.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2014, were $11,526,462 and $16,415,271, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.01 par value common stock. During the fiscal year ended October 31, 2014, the Fund repurchased 16,622 shares pursuant to the Open Market

Repurchase Policy (See Note 7) and reinvested 49,734 shares pursuant to its Dividend and Reinvestment Cash Purchase Plan. As of October 31, 2014, there were 7,673,523 shares of common stock issued and outstanding.

On March 20, 2012, the Fund announced that in accordance with its tender offer (the “Offer”) to purchase up to 25% of the Fund’s outstanding shares of common stock, which expired at 11:59 p.m. New York City time on March 14, 2012 (the “Expiration Date”), the Fund accepted 2,499,192 properly tendered shares, representing 25% of the Fund’s outstanding shares, at a price per share of $14.07 (the “Purchase Price”). The Purchase Price was equal to 99% of the Fund’s net asset value (NAV) per share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on March 15, 2012. The total value of the assets of the Fund distributed in payment for such properly tendered shares accepted in the Offer based on the Purchase Price was $35.2 million. In the Offer, 4,841,506 shares, or 48.4% of the Fund’s outstanding shares, were validly tendered and not withdrawn prior to the Expiration Date.

6. Discount Management

On June 2, 2011, the Fund announced that the Board had approved a Discount Management Policy. In accordance with the Discount Management Policy, if the Fund’s shares trade on the NYSE at an average discount from their NAV of more than 9% during any fiscal quarter of the Fund (based on the reported closing price on the NYSE on each trading day during that fiscal quarter), the Board will consider a variety of measures to address the Fund’s discount, including but not limited to, repurchasing outstanding shares of the Fund, reviewing the Fund’s distribution policy and corporate actions or other measures which the Board may reasonably believe can assist in reducing the Fund’s discount to NAV. The particular policy measures applied will be at the discretion of the Board and will depend on the prevailing circumstances. The Discount Management Policy became effective upon stockholder approval of the new investment management agreement with AAMAL on August 4, 2011. During the fiscal year ended October 31, 2014, the Fund repurchased 16,622 shares.

7. Open Market Repurchase Policy

Effective April 11, 2012, the Board authorized, but does not require, management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares as of April 30, 2012 in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws, such purchases may be made when, in the reasonable judgment of management, such repurchases may enhance stockholder value and when the Fund’s shares are trading at a discount to NAV of 12% or

Aberdeen Singapore Fund, Inc.	15

Notes to Financial Statements (continued)

October 31, 2014

more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. On a quarterly basis, The Board will receive information on any transactions made pursuant to the open market purchase policy during the prior quarter. During the fiscal year ended October 31, 2014, the Fund repurchased 16,622 shares under this policy and also because of the Discount Management (see Note 6).

8. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

(b) Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2014 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$88,146,406	$23,320,660	$(5,570,955)	$17,749,705

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 was as follows:

	October 31, 2014	October 31, 2013
Distributions paid from:
Ordinary Income	$2,884,334	$4,597,352
Net long-term capital gains	3,930,233	4,948,615
Total tax character of distributions	$6,814,567	$9,545,967

16	Aberdeen Singapore Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2014

As of October 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	–
Undistributed long-term capital gains – net	$1,191,286
Total undistributed earnings	$1,191,286
Capital loss carryforward	–*
Other currency gains	–
Other Temporary Differences	(376)**
Unrealized appreciation/(depreciation)	17,742,605
Total accumulated earnings/(losses) – net	$18,933,515

*    During the fiscal year ended October 31, 2014, the Fund did not utilize a capital loss carryforward. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

**   The tax basis of components of distributable earnings differs from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to timing differences due to wash sales and investments in passive foreign investment companies.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to investments in passive foreign investment companies and distribution re-designations. These reclassifications have no effect on net assets or net asset values per share.

Distributions in excess of net investment income	Accumulated net realized gain from investments and foreign currency transactions
$779,885	$(779,885)

11. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years.

Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2014.

On December 9, 2014, the Fund announced that it will pay on January 12, 2015 a distribution of $0.21 per share to all stockholders of record as of December 31, 2014.

Also on December 9, 2014, the Board announced that it has determined to increase the quarterly distribution payable under the Fund’s managed distribution policy, effective with the distribution to be declared in March 2015. The Board has determined that the Fund will continue to pay quarterly distributions at an annual rate that is a percentage of the average of the Fund’s prior four calendar quarter-end net asset values. The Board has determined that the annual percentage rate for distributions under the Fund’s Distribution Policy will be increased from 6% to 8%. The Distribution Policy will remain subject to regular review by the Board.

Aberdeen Singapore Fund, Inc.	17

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Aberdeen Singapore Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Singapore Fund, Inc. ( the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
December 23, 2014

18	Aberdeen Singapore Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by Aberdeen Singapore Fund, Inc. during the fiscal year ended October 31, 2014:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
1/17/14	0.230000	0.230000	–	–	–	–	–	–
3/31/14	0.220000	–	–	0.220000	–	0.220000	–	–
6/30/14	0.220000	0.060000	–	0.160000	–	0.160000	–	–
9/30/14	0.220000	0.220000	–	–	–	–	–	–

(1)  The Fund did not pass through FTC to its Stockholders.

(2)  The Fund did not pass through QDI to its Stockholders.

Supplemental Information (unaudited)

Results of Annual Meeting of Stockholders

The Annual Meeting of Stockholders was held on Monday, June 9, 2014 at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

1. To re-elect two directors to serve as Class II directors for three year terms or until their successors are duly elected and qualifies:

	Votes For	Votes Against
Martin J. Gruber	5,010,670	632,277
Richard J. Herring	5,011,665	631,282

Directors whose term of office continued beyond this meeting are as follows: Moritz A. Sell, David G. Harmer and Rahn K. Porter.

Aberdeen Singapore Fund, Inc.	19

Board Consideration and Approval of Investment Management Agreement (unaudited)

Nature, Extent and Quality of Services

At a meeting (the “Meeting”) of the Board of Directors of Aberdeen Singapore Fund, Inc. (the “Fund”) held on June 10, 2014, the Board reviewed and considered the nature, quality and extent of services provided by Aberdeen Asset Management Asia Limited (the “Investment Manager”), under the Investment Management Agreement with the Investment Manager (the “Investment Management Agreement”). The Board reviewed and considered the qualifications of the portfolio management team and other key personnel of the Investment Manager who provide the investment advisory services to the Fund and determined that they are each qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also reviewed and considered the services provided to the Fund by the Investment Manager and its personnel. The Board concluded that the nature, quality and extent of advisory services provided to the Fund by the Investment Manager were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of advisory services was satisfactory.

Performance Relative to the Fund’s Benchmark

The Board noted that the Investment Manager had been managing the Fund for less than three years. The Board reviewed and considered the Fund’s performance for the last two full year periods, as well as the quarter ended January 31, 2014, as provided to the Board prior to the Meeting. For the quarter ended January 31, 2014 and the last two years, the Fund had generally outperformed Fund’s benchmark, the MSCI Singapore Index, although there were periods of underperformance The Board also reviewed a peer group comparison of the Fund’s performance compared with all other closed-end funds within the Miscellaneous Region Category (as assigned by Morningstar), as provided in the materials distributed to the Board prior to the Meeting. The Fund ranked ninth out of seventeen funds in annualized total return for the year-to-date (as of March 31, 2014) time period and tenth out of seventeen for the one year time period (as of March 31, 2014). The Board concluded that the Fund’s overall performance was competitive with its benchmark.

Fees Relative to Other Funds Advised by the Investment Manager

The Board reviewed and considered the advisory fees paid by the Fund under the Investment Management Agreement (the “Investment Manager Fee”) and information showing the advisory fees paid by other U.S. registered closed-end funds managed by the Investment Manager or its affiliates (“Other Aberdeen Funds”) and fees charged by the Investment Manager to other clients with assets invested in Singapore. The Board noted that the Investment Manager Fee was lower than the fees charged to most of the Other Aberdeen Funds and largely in the same range of fees charged to other clients with comparable investment strategies and determined that the Investment Management Fee was appropriate.

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers

The Board reviewed and considered the advisory fees paid to other closed-end funds investing in a single country. While the fees vary widely, the majority of these fees paid in connection with these country funds were in the 1.00% and higher range. The Board concluded that the Fund’s Investment Management Fee under the Investment Management Agreement was competitive with these other country funds. The Board also noted that the total expense ratio of the Fund was in the range of total expense ratios of other closed-end funds investing in a single country. The Board concluded that the Fund’s total expense ratio was satisfactory.

Breakpoints and Economies of Scale

The Board reviewed and considered the structure of the Fund’s Investment Management Fee under the Investment Management Agreement and noted that it does include a breakpoint. The Board considered that the Fund is closed-end. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the current asset levels.

Profitability of the Investment Manager

The Board reviewed and considered a profitability report for the Investment Manager for the last year included in the materials previously provided to the Board. Based on its review of the information it received, the Board concluded that the profits earned by the Investment Manager were not excessive in light of the management services provided to the Fund.

20	Aberdeen Singapore Fund, Inc.

Board Consideration and Approval of Investment Management Agreement (unaudited) (concluded)

Investment Manager Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Investment Manager was financially sound and had the resources necessary to perform its obligations under the Investment Management Agreement. The Board noted that the Investment Manager’s operations remain profitable. The Board concluded that the Investment Manager has the financial resources necessary to fulfill its obligations under the Investment Management Agreement.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Investment Manager and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Investment Manager indicates a good faith effort on its part to adhere to high ethical standards.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its stockholders to approve renewal of the Investment Management Agreement for another year.

Aberdeen Singapore Fund, Inc.	21

Dividend Reinvestment and Cash Purchase Plan (unaudited)

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available by calling the Plan Agent at (866) 669-9903 or by writing Aberdeen Singapore Fund, Inc., c/o the American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure to the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund’s shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declar ed and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making semi-annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semiannually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

22	Aberdeen Singapore Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

As of October 31, 2014

Board of Directors Information

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors

Moritz A. Sell c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Chairman of Board of Directors, Audit Committee Member	Since 2011; current term ends at the 2015 annual Meeting	Mr. Sell currently serves as a Senior Advisor to Markston International LLC, an independent investment manager. Mr. Sell was a director, market strategist of Landesbank Berlin AG and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) from 1996 to July 2013.	3	-

Martin J. Gruber 229 S. Irving Street Ridgewood, N.J. 07450 Year of Birth: 1937	Director , Audit Committee Member	Since 2000; current term ends at the 2017 annual Meeting	Mr. Gruber has been a Professor Emeritus and Scholar in Residence at the Leonard N. Stern School of Business, New York University, since 2010. He was previously a Professor of Finance at New York University, from 1965 to 2010.	2	Trustee National Bureau of Economic Research, since 2005

David G. Harmer 10911 Ashurst Way Highlands Ranch, CO 80130-6961 Year of Birth: 1943	Director, Audit Committee Member	Since 1996; current term ends at the 2016 annual Meeting	Prior to retiring, Mr. Harmer was the Director of Community and Economic Development, City of Ogden, Utah, from 2005 to 2008.	2	-

Richard J. Herring c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1946	Director, Audit Committee Member	Since 2007; current term ends at the 2017 annual Meeting	Mr. Herring has been the Jacob Safra Professor of International Banking and Professor, Finance Department, at The Wharton School, University of Pennsylvania, since 1972. He is also the Founding Director, Wharton Financial Institutions Center since 1994; Co-chair of the Shadow Financial Regulatory Committee, since 2000; and Executive Director of the Financial Economists Roundtable, since 2008. He is a member of the Systemic Risk Council and the FDIC’s Systemic Resolution Advisory Council.	2	Trustee Deutsche Asset Management Funds (and certain Predecessor funds), since 1990; Independent Director of Barclays Bank Delaware, since 2010

Aberdeen Singapore Fund, Inc.	23

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Rahn K. Porter 944 East Rim Road Franktown, CO 80116 Year of Birth: 1954	Director, Audit Committee Chairman	Since 2007; current term ends at the 2016 annual Meeting	Mr. Porter has been the Interim Chief Executive Officer since 2014 and the Chief Financial Officer of The Colorado Health Foundation since 2013. Previously he was Senior Vice President and Treasurer, Qwest Communications International Inc., from 2008 to 2011. He also served as Senior Vice President of Investor Relations, Qwest Communications International Inc. from 2007 to 2008.	2	Director, CenturyLink Investment Management Company (formerly Qwest Asset Management Company), since 2006; Director, BlackRidge Financial Inc., since March, 2005.

*    Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund Inc., have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Manager, and may thus be deemed to be part of the same “Fund Complex.”

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	President	Since August 2011

Currently, Head of Product US, overseeing both Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since August 2011

Currently, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since August 2011

Currently, Head of Fund Administration-US and Vice President for AAMI (since 2009). Prior to joining Aberdeen in 2009, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since August 2011

Currently, Head of Product Management for AAMI (since 2009). Ms. Kennedy joined AAMI In 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

24	Aberdeen Singapore Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Gary Marshall* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1961	Vice President	Since August 2011

Currently Chief Executive Officer Scottish Widows Investment Partnership (“SWIP”). Previously Head of Americas for Aberdeen PLC, chief executive of Aberdeen Unit Trust Managers Ltd, chief executive of Aberdeen Asset Management Life and Pensions Ltd. and Chief Executive Officer of AAMI. He also sits on the board of the group’s Dublin and Luxembourg based offshore fund ranges. Mr. Marshall joined Aberdeen via the acquisition of Prolific Financial Management in 1997.

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since August 2011	Currently, Global Head of Legal for Aberdeen (2012) and Vice President and Director for AAMI. Ms. Nichols joined AAMI in 2006.

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since August 2011

Currently, Group Head of Product Development for Aberdeen Asset Management PLC and Director of Aberdeen Managers Limited. Previously Director and Vice President (from 2006 to 2008), Chief Executive Officer (from 2005 to 2006), Chief Executive Officer (from 2005 to 2006) and employee (since 2005) of AAMI.

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since August 2011	Currently Managing U.S. Counsel for AAMI. Ms. Sitar joined AAMI in July 2007 as U.S. Fund Counsel.

Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since March 2014

Currently, Senior Fund Administration Manager for AAMI. Ms. Ferrari joined AAMI as a Senior Fund Administrator in 2008. Prior to joining AAMI, Ms. Ferrari was an Accounting Analyst at Delaware Investments.

Heather Hasson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since March 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Hasson joined AAMI as a Fund Administrator in November 2006.

Leonard Mackey, Jr.* 31 West 52nd Street New York, NY 10019-6131 Year of Birth: 1950	Assistant Secretary	Since 2004	Consultant, since 2007 and Partner from 1983 to 2007 in the law firm of Clifford Chance US LLP.

Aberdeen Singapore Fund, Inc.	25

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Sofia Rosala* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Deputy Chief Compliance Officer	Since March 2014

Currently, Deputy Funds CCO/U.S. Counsel for AAMI. She joined Aberdeen as U.S. Counsel in 2012. Prior to that, Ms. Rosala served as Counsel for Vertex, Inc. (2011-2012) and Senior Associate at Morgan, Lewis & Bockius from 2008-2011.

*    As of October 2014, Messrs. Pittard, Cotton, Marshall Goodson and Mackey and Mses. Nichols, Melia, Kennedy, Sitar, Hasson, Ferrari and Rosala hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund Inc., The Asia-Tigers Fund Inc., Aberdeen Greater China Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund Inc., each of which may also be deemed to be a part of the same “Fund Complex.”

26	Aberdeen Singapore Fund, Inc.

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Corporate Information

Directors

Moritz A. Sell, Chairman

Martin J. Gruber

David G. Harmer

Richard J. Herring

Rahn K. Porter

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President – Compliance and Chief Compliance Officer

Sofia Rosala, Vice President and Deputy Chief Compliance Officer

Andrea Melia, Treasurer

Megan Kennedy, Vice President and Secretary

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Leonard B. Mackey, Jr., Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent and Registrar

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Co.

One Iron Street, 5th Floor

Boston, MA 02110

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Singapore Fund, Inc. are traded on the NYSE under the symbol “SGF”. Information about the Fund’s net asset value and market price is available at www.aberdeensgf.com.

This report, including the financial information herein, is transmitted to the stockholders of Aberdeen Singapore Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Aberdeen’s Investor Relations Services
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As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeensgf.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting, and other timely data.

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Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Contact us:

1. Enroll in Investor Relations services at:
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2. Call us toll free at 1-866-839-5205 in the U.S.;

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4. Visit www.aberdeen-asset.us/cef

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By enrolling in this convenient service, you will receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements.

There’s never been a faster, simpler or more environmentally-friendly way to receive your investment information.

To enroll in electronic delivery, follow these simple steps:

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Please note that Aberdeen does not share our shareholder information with any other organizations. You can return to this site at any time to change your email address or edit your preferences.

SGF-ANNUAL

Item 2 – Code of Ethics.

As of October 31, 2014, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”).  During the period covered by this report, there were no material changes to the Code of Ethics.  During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.  A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 – Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Rahn K. Porter, a member of the Board of Directors’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Porter as the Audit Committee’s financial expert. Mr. Porter is an “independent” director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

(a) – (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit Related Fees	(c) [1] Tax Fees	(d) All Other Fees
October 31, 2014	$61,400	$0	$10,695	$0
October 31, 2013	$59,600	$0	$9,800	$0

(1) Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(e) Below are the Registrant’s Pre-Approval Policies and Procedures.

(1)      The  Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(2)      None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not Applicable.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s Investment Manager (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $2,300,584 for 2014 and $845,290 for 2013.

(h) The Registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants

(a)       The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2014, the audit committee members were:

Martin J. Gruber

David G. Harmer

Richard J. Herring

Rahn K. Porter

Moritz Sell

(b) Not applicable

Item 6 – Schedule of Investments

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Investment Manager are included as Exhibit (e).

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 7, 2015.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director	Responsible for equities globally from the Singapore office.

Currently Managing Director, Asia Pacific and group head of equities as well as a member of the executive committee responsible for Aberdeen’s day-to-day running. Co-founded Singapore-based Aberdeen Asia in 1992 having been recruited in 1985 to manage Asian equities from London.

Chou Chong Investment Director Equities - Asia	Responsible for company research and oversight of portfolio construction

Currently an Investment Director of Asian Equities. Joined Aberdeen in 1994 as a Graduate Trainee. After becoming a director, from 2001, he spent time in Sydney, Australia restructuring portfolios and turning around performance. In 2003, he transferred to London to lead the Pan-European equity desk and in June 2008, Chou returned to Singapore and joined the Asian Equities Team.

Flavia Cheong Investment Director Equities - Asia	Responsible for company research and oversight of portfolio construction

Currently an Investment Director of Asian Equities. Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore.

Christopher Wong Senior Investment Manager Equities – Asia	Responsible for overseeing Asian equities portfolio management

Currently a Senior Investment Manager on the Asian Equities Team and CEO of Aberdeen Islamic Asset Management Sdn Bhd. He joined Aberdeen in 2001 on the private equity desk before transferring to the Asian equities team in August 2002.

Kristy Fong Senior Investment Manager Equities - Asia	Responsible for overseeing Asian equities portfolio management	Currently a Senior Investment Manager on the Asian Equities Team. Kristy joined Aberdeen in 2004 from UOB KayHian Pte Ltd where she was an Analyst.

(a)(2) The information in the table below is as of October 31, 2014

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	21	$13,518.17	0	$0
	Pooled Investment Vehicles	82	$58,553.28	2	$398.26
	Other Accounts	132	$46,938.58	16	$5,017.36
Kristy Fong	Registered Investment Companies	21	$13,518.17	0	$0
	Pooled Investment Vehicles	82	$58,553.28	2	$398.26
	Other Accounts	132	$46,938.58	16	$5,017.36

Christopher Wong	Registered Investment Companies	21	$13,518.17	0	$0
	Pooled Investment Vehicles	82	$58,553.28	2	$398.26
	Other Accounts	132	$46,938.58	16	$5,017.36

Chou Chong	Registered Investment Companies	21	$13,518.17	0	$0
	Pooled Investment Vehicles	82	$58,553.28	2	$398.26
	Other Accounts	132	$46,938.58	16	$5,017.36

Flavia Cheong	Registered Investment Companies	21	$13,518.17	0	$0
	Pooled Investment Vehicles	82	$58,553.28	2	$398.26
	Other Accounts	132	$46,938.58	16	$5,017.36

Total assets are as of October 31, 2014 and have been translated to U.S. dollars at a rate of £1.00 = $1.60.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen Asset Management PLC’s (“Aberdeen”) remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2014
Hugh Young	0
Chou Chong	0
Flavia Cheong	0
Christopher Wong	0
Kristy Fong	0

(b) Not applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
November 1, 2013 through November 30, 2013	None	None	None	749,757
December 1, 2013 through December 31, 2013	None	None	None	749,757
January 1, 2014 through January 31, 2014	None	None	None	749,757
February 1, 2014 through February 28, 2014	None	None	None	749,757
March 1, 2014 through March 31, 2014	None	None	None	749,757
April 1, 2014 through April 30, 2014	None	None	None	749,757
May 1, 2014 through May 31, 2014	None	None	None	749,757
June 1, 2014 through June 30, 2014	None	None	None	749,757
July 1, 2014 through July 31, 2014	None	None	None	749,757
August 1, 2014 through August 31, 2014	6,122	$13.01	6,122	743,635
September 1, 2014 through September 30, 2014	None	None	6,122	743,635
October 1, 2014 through October 31, 2014	10,500	$12.06	16,622	733,135
Total	16,622	$12.41	--	--

1   On April 11, 2012, the Fund announced that the Board of Directors approved a share repurchase program.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made at the discretion of management if the discount to net asset value is less than 12%. The plan does not have an expiration date. The number of shares in columns (c) and (d) represent the aggregate number of shares purchased under the plan at each month end and the total number of shares that may still be purchased under the plan at each month end, respectively.

Item 10 – Submission of Matters to a Vote of Security Holders

During the period ended October 31, 2014, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures.

(a)       The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)      There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)             Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)             Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)             Not applicable.

(b)                              Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)                               A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c), as required by the terms of the Registrant’s SEC exemptive order.

(d)                              Proxy Voting Policy of Registrant.

(e)                               Proxy Voting Policies and Procedures of Investment Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Singapore Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Singapore Fund, Inc.

Date: January 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Singapore Fund, Inc.

Date: January 7, 2015

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Singapore Fund, Inc.

Date: January 7, 2015